UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):          October 22, 2008

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are the following financial statements from Southwest Airlines Co.’s  Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the Securities and Exchange Commission (SEC) on October 20, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheet as of September 30, 2008, and December 31, 2007; (ii) Condensed Consolidated Statement of Income for the three and nine months ended September 30, 2008 and 2007; and (iii) Condensed Consolidated Statement of Cash Flows for the three and nine months ended September 30, 2008 and 2007.  Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the official financial statements of Southwest Airlines Co. as filed with the SEC. The purpose of furnishing these XBRL formatted documents is to test the related format and technology and, as result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information contained in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed “filed” for the purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

100
The following financial statements from Southwest Airlines Co.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on October 20, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheet, (ii) Condensed Consolidated Statement of Income, and (iii) Condensed Consolidated Statement of Cash Flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

October 22, 2008	By	/s/ Laura Wright

Laura Wright
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Exhibit Index

100
The following financial statements from Southwest Airlines Co.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on October 20, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheet, (ii) Condensed Consolidated Statement of Income, and (iii) Condensed Consolidated Statement of Cash Flows.

Exhibit No.	Description

EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document
EX-100.LAB	XBRL Taxonomy Label Linkbase Document
EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document